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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)     September 24, 1998
                                                 ------------------------------

                         FRONTIER NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

    ALABAMA                       000-24853                     72-1355228
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction)                    File Number)                Identification No.)

45 N. Broadway, Sylacauga, AL                                      35150
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     256-249-0341
                                                    ----------------------------

                           1011 North Lanier Avenue
                               Lanett, AL  36863
        (Former name or former address, if changed since last report.)

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Item 5. Other Events

On September 22, 1998, Frontier National Corporation signed two Letters of Intent to enter into negotiations to acquire Wright-Sprayberry, Inc. and Brown Insurance Agency, Inc. Both Wright-Sprayberry, Inc. and Brown Insurance Agency, Inc. are insurance agencies located in Sylacauga, Alabama.

In addition, Frontier National Corporation announced September 21 that its Board of Directors has authorized a stock dividend of 6.8 percent per share to shareholders of record on August 24, 1998. On the resulting new total shares outstanding of 2,272,421, Frontier will pay a regular cash dividend of $.14 per share and a special cash dividend of $.05 per share to all shareholders of record as of September 21, 1998.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

         99  Press release dated September 22, 1998.
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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 24th day of September 1998 by the undersigned hereunto duly authorized.


                                        FRONTIER NATIONAL CORPORATION


                                        By: /s/ STEVEN R. TOWNSON
                                           -----------------------------------
                                        Steven R. Townson
                                        President and Chief Operating Officer